THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/10/98  Sprint Capital Corp. (FON) 6.125% Notes Due 11/15/08 Mdy Baa1/
          S&P A-
Shares       Price         Amount
5,350,000   $99.926	 $5,346,041.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.65%      0.35667%	               0.49668%

     Broker
Salomon Smith Barney


Underwriters of Sprint Capital Corp. (FON) 6.125% Notes Due 11/15/08 Mdy Baa1/ S&P A-

U.S. Underwriters               	    Number of Shares
Salomon Smith Barney				670,431,210.00
Credit Suisse First Boston Corp.		188,911,710.00
J.P. Morgan Securities				188,911,710.00
Warburg Dillion Read				188,911,710.00
Banc of America Securities LLC			 53,388,090.00
Chase Securities, Inc.				 45,174,530.00
Lehman Brothers					102,669,400.00
ABN AMRO					 10,266,940.00
Deutsche Bank Securities Inc.			 10,266,940.00
Fleet Bank					 10,266,940.00
TD Securities					 10,266,940.00
Westdeutsche Landesbank Girozentra		 10,266,940.00
Wheat First Securities, Inc.			 10,266,940.00
			Total		      1,500,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/3/98    Safeway Inc. (SWY) 5.875% Notes Due 11/15/01 Mdy Baa2/S&P BBB

Shares       Price         Amount
3,500,000    $99.713	 $3,489,955.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.35%       0.87500%	        2.1625%

     Broker
Morgan Stanley Dean Witter


Underwriters of Safeway Inc. (SWY) 5.875% Notes Due 11/15/01 Mdy Baa2/
S&P BBB

U.S. Underwriters				Number of Shares
Morgan Stanley Dean Witter			180,000,000.00
BT Alex Brown Inc.				 36,000,000.00
Chase Securities, Inc.				 36,000,000.00
First Chicago Capital Markets			 20,000,000.00
Lehman Brothers					 36,000,000.00
Merrill Lynch & Co.				 36,000,000.00
Salomon Smith Barney				 36,000,000.00
Scotia Capital Markets				 20,000,000.00
                          Total		        400,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/19/98 Household Nether (HI) 6.2% Yankee Due 12/01/03 Mdy A3/S&P A (GTD by Household International Inc.)
Shares       Price         Amount
4,000,000    $100.00	 $4,000,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.45%       0.80000%	          0.90%

     Broker
Credit Suisse First Boston


Underwriters of Household Nether (HI) 6.2% Yankee Due 12/01/03 Mdy A3/ S&P A (GTD by Household International Inc.)

U.S. Underwriters               	    Number of Shares
Credit Suisse First Boston Corp.		125,000,000.00
Chase Securities, Inc.				125,000,000.00
Donaldson, Lufkin, Jenrette Secs		125,000,000.00
Salomon Smith Barney				125,000,000.00
			Total                   500,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/6/98 AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00 Mdy Baa3/S&P BBB (GTD by Newcourt)
Shares       Price         Amount
3,500,000    $99.907	 $3,496,745.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A       0.30%      0.900500% 	        7.2040%

   Broker
Lehman Brothers

Underwriters of AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00 Mdy Baa3/ S&P BBB (GTD by Newcourt)

U.S. Underwriters               	    Number of Shares
Lehman Brothers 				470,000,000.00
Chase Securities, Inc.				120,000,000.00
Credit Suisse First Boston Corp.		120,000,000.00
Deutsche Bank Securities Inc.			 50,000,000.00
J.P. Morgan Securities				120,000,000.00
Salomon Smith Barney				120,000,000.00
			Total                 1,000,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/1/98   Campbell Soup Company (CPB) 4.75% Notes Due 10/1/03 Mdy Aa3/
          S&P AA-
Shares       Price         Amount
5,000,000    $99.887	 $4,994,350.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        N/A        1.66667%	               5.01667%

   Broker
Goldman Sachs & Co.

Underwriters of Campbell Soup Company (CPB) 4.75% Notes Due 10/1/03 Mdy Aa3/S&P AA-

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.				150,000,000.00
Chase Securities, Inc.				 37,500,000.00
J.P. Morgan Securities				 37,500,000.00
Salomon Smith Barney				 37,500,000.00
Warburg Dillion Read				 37,500,000.00
			Total			300,000,000.00



THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/2/98 General Motors Acceptance Corporation (GMAC) 5.75% Notes Due 11/10/03 Mdy A2/S&P A
Shares       Price         Amount
2,630,000   $99.614	 $2,619,848.20

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.35%       0.21040%	        0.4632%

   Broker
Salomon Smith Barney

Underwriters of General Motors Acceptance Corporation (GMAC) 5.75% Notes Due 11/10/03 Mdy A2/S&P A

Underwriters               	             Number of Shares
Merrill Lynch & Co.
Salomon Smith Barney
Bear Stearns International LTD.
J.P. Morgan Securities
Lehman Brothers International (Europe)
Morgan Stanley Dean Witter
Warburg Dillon Read
ABN AMRO
Barclays Capital Group
Chase Manhattan International LTD.
Deutsche Bank AG London
HSBC
PARIBAS
			Total		      1,250,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/10/98   Xerox Corporation (XRX) 5.5% Notes Due 11/15/03 Mdy A2/S&P A
Shares       Price         Amount
4,165,000    $99.957	 $4,163,209.05

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.60%       0.69417%	       1.61749%

   Broker
Morgan Stanley Dean Witter

Underwriters of Xerox Corporation (XRX) 5.5% Notes Due 11/15/03 Mdy A2/
S&P A

U.S. Underwriters               	    Number of Shares
Morgan Stanley Dean Witter			360,000,000.00
Chase Securities, Inc.				 80,000,000.00
Lehman Brothers					 80,000,000.00
Salomon Smith Barney				 80,000,000.00
			Total		        600,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/9/98   US Bank NA (USB) 5.7% Notes Due 12/15/08 Mdy A1/S&P A
Shares       Price         Amount
5,575,000    $99.834	 $5,565,745.50

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        2.00%       1.39375%	       1.39375%

   Broker
Lehman Brothers

Underwriters of US Bank NA (USB) 5.7% Notes Due 12/15/08 Mdy A1/S&P A

U.S. Underwriters               	       Number of Shares
Lehman Brothers
Chase Securities, Inc.
Morgan Stanley Dean Witter
			Total		        400,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/15/99   Goldman Sachs Group Inc. (GS) 6.65% due 05/15/09 Mdy A1/S&P A+
Shares       Price         Amount
3,700,000    $99.799	 $3,692,563.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.45%       0.20556%	       0.47362%

   Broker
Goldman Sachs & Co.

Underwriters of Goldman Sachs Group Inc. (GS) 6.65% due 05/15/09 Mdy A1/
S&P A+

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.			     1,422,000,000.00
Banc of America Securities LLC			27,000,000.00
Banc One Capital Markets			27,000,000.00
Blaylock & Partners				27,000,000.00
BT Alex Brown Inc.				27,000,000.00
Chase Securities, Inc.				27,000,000.00
Credit Suisse First Boston Corp.		27,000,000.00
J.P. Morgan Securities				27,000,000.00
Lehman Brothers					27,000,000.00
Merrill Lynch Pierce Fenner & Smith		27,000,000.00
Morgan Stanley Dean Witter			27,000,000.00
PaineWebber Inc.				27,000,000.00
Prudential Securities Inc.			27,000,000.00
Salomon Smith Barney				27,000,000.00
Williams Capital Group LP			27,000,000.00
		Total		     	     1,800,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/18/99   Kroger Co. 6.34% due 06/01/01 Mdy Baa3/S&P BBB-(144A)
Shares       Price         Amount
4,470,000    $99.989	 $4,469,508.30

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        N/A        1.78800%	               5.00400%

   Broker
Goldman Sachs & Co.

Underwriters of  Kroger Co. 6.34% due 06/01/01 Mdy Baa3/S&P BBB-(144A)

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.			      250,000,000.00
		Total		     	      250,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/99 Texas Utility Eastern Funding (TXU) 6.45% due 05/15/05 Mdy Baa1/ S&P BBB+(144A)
Shares       Price         Amount
5,175,000   $99.779	 $5,163,563.25

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        N/A        0.79615%	               1.05385%

   Broker
Lehman Brothers
Underwriters of Texas Utility Eastern Funding (TXU) 6.45% due 05/15/05 Mdy Baa1/S&P BBB+(144A)

U.S. Underwriters               	      Number of Shares
Lehman Brothers
Morgan Stanley Dean Witter
ABN AMRO
BONY Capital Markets
Chase Securities, Inc.
Credit Suisse First Boston Corp.
Merrill Lynch & Co.
Salomon Smith Barney
Warburg Dillon Read
		Total		     	       650,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/21/99   Electric Lightwave Inc. (ELIX) 6.05% Due 5/15/04 Mdy A2/
           S&P AA-(144A)
Shares       Price         Amount
5,000,000   $99.927	 $4,996,350.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.60%      1.53846%	               1.96923%

   Broker
Bear Stearns & Co.

Underwriters of  Electric Lightwave Inc. (ELIX) 6.05% Due 5/15/04
Mdy A2/S&P AA-(144A)

U.S. Underwriters               	    Number of Shares
Bear Stearns & Co. Inc.
Chase Securities, Inc.
Lehman Brothers
Salomon Smith Barney
		Total		     	      325,000,000.00



THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/15/99   Conoco Inc. (COC) 5.9% due 04/15/04 Mdy A3/S&P A-
Shares       Price         Amount
1,775,000   $99.856	 $1,772,444.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.50%      0.13148%	               0.13333%

   Broker
Morgan Stanley Dean Witter

Underwriters of Conoco Inc. (COC) 5.9% due 04/15/04 Mdy A3/S&P A-

Underwriters               	            Number of Shares
Credit Suisse First Boston Corp.              465,750,000.00
Salomon Smith Barney                          465,750,000.00
Banc of America Securities LLC                 67,500,000.00
Bank of Tokyo Mitsubishi LTD.                   1,687,500.00
Bayerische Hypothekenbank                       1,687,500.00
Blaylock & Partners                             1,687,500.00
Chase Securities, Inc.                         67,500,000.00
Commerzbank Capital Markets Corp.               1,687,500.00
Credit Lyonnals Securities (USA) I              1,687,500.00
Goldman Sachs & Co.                            67,500,000.00
Greenwich Natwest                               1,687,500.00
Lehman Brothers                                67,500,000.00
Merrill Lynch Pierce Fenner & Smith            67,500,000.00
Morgan Stanley Dean Witter                     67,500,000.00
SG Cowen Securities Corp                        1,687,500.00
Suntrust Equitable Securities Corp	        1,687,500.00
		Total		     	    1,350,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/11/99   Saks Incorporated (SKS) 7.375 02/15/19 Mdy Baa3/S&P BB+
Shares       Price         Amount
1,500,000   $99.587	 $1,493,805.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.88%      0.75000%	               1.57500%

   Broker
Salomon Smith Barney

Underwriters of Saks Incorporated (SKS) 7.375 02/15/19 Mdy Baa3/S&P BB+

U.S. Underwriters               	    Number of Shares
Salomon Smith Barney				80,000,000.00
Banc of America LLC				20,000,000.00
Chase Securities, Inc.				20,000,000.00
Goldman Sachs & Co.				20,000,000.00
J.P. Morgan Securities				20,000,000.00
Lehman Brothers					20,000,000.00
Merrill Lynch & Co.				20,000,000.00
		Total		     	       200,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/99  Tyco International Group S.A. (TYC) 6.875% due 01/15/29
          Mdy Baa1/S&P A-
Shares       Price         Amount
3,000,000   $98.378	 $2,951,340.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.88%      0.37500%	               1.30938%

   Broker
J.P. Morgan Securities Inc.

Underwriters of Tyco International Group S.A. (TYC) 6.875% due 01/15/29 Mdy Baa1/ S&P A-

U.S. Underwriters               	    Number of Shares
J.P. Morgan Securities			       440,000,000.00
ABN AMRO					40,000,000.00
Banc of America Securities LLC			40,000,000.00
BT Alex Brown Inc.				40,000,000.00
Chase Securities, Inc.				40,000,000.00
Credit Suisse First Boston Corp.		40,000,000.00
First Union Capital Markets			40,000,000.00
HSBC Securities					40,000,000.00
Salomon Smith Barney				40,000,000.00
Commerzbank Capital Markets Corp.		 8,000,000.00
Credit Lyonnais Securities (USA) I		 8,000,000.00
First Chicago Capital Markets			 8,000,000.00
McDonald & Co. Securities Inc.			 8,000,000.00
Scotia Capital Markets (USA)			 8,000,000.00
   		Total		     	       800,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/09/99  Merrill Lynch & Co. (MER) 6% Due 02/17/09 Mdy Aa3/S&P AA-
Shares       Price         Amount
4,475,000   $99.488	 $4,452,088.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.45%      0.22375%	               0.41250%

   Broker
Merrill Lynch & Co.

Underwriters of Merrill Lynch & Co.(MER) 6% Due 02/17/09 Mdy Aa3/S&P AA-

U.S. Underwriters               	    Number of Shares
Merril Lynch International LTD.
ABN AMRO
Banc of America Securities LLC
Chase Manhattan
First Chicago Capital Markets
First Tennessee Bank
HSBC Securities
J.P. Morgan Securities
PARIBAS
Salomon Smith Barney
Tokyo-Mitsubishi International PLC
   		Total		     	     2,000,000,000.00


THE CHASE VISTA SELECT INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/28/99        Amerada Hess Corp. (AHC) 7.375% Due 10/01/09
                Mdy Baa1/S&P BBB
Shares       Price         Amount
4,150,000   $99.547	 $4,131,200.50

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.65%      1.38333%	               1.38333%

   Broker
J.P. Morgan Securities Inc.

Underwriters of Amerada Hess Corp. (AHC) 7.375% Due 10/01/09 Mdy Baa1/
S&P BBB

U.S. Underwriters               	    Number of Shares
J.P. Morgan Securities                           156,000,000
Banc of America Securities LLC	                  27,000,000
Barclays Capital                                   9,000,000
Chase Securities, Inc.                            27,000,000
CIBC World Markets                                 9,000,000
Goldman Sachs & Co.                               36,000,000
Salomon Smith Barney                              27,000,000
Scotia Capital Markets (USA)	                   9,000,000
   		Total		     	      300,000,000.00